Exhibit 99.1

Investor Presentation October 2026 Yuping Huang, Ph.D, Chairman & CEO Christopher Roberts, CFO

This presentation contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Those statements include statements regarding the intent, belief or current expectations of QCi and members of its management as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Forward Looking Statements QCi undertakes no obligation to update or revise forward-looking statements to reflect changed conditions. Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward- looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," "aim to," or variations of these or similar words, identify forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in QCi's Annual Report on Form 10-K and other factors as may periodically be described in QCi's filings with the U.S. Securities and Exchange Commission. © Quantum Computing Inc. | Investor Presentation 2

QCi Investment Highlights McKinsey estimates that quantum technology has potential to create up to © Quantum Computing Inc. | Investor Presentation 3 $2.7 trillion in economic value globally by 2035* Key competitive advantages: Proprietary room-temperature quantum photonics, vertical integration, scalable manufacturing Positioned to grow sales of quantum, photonics & specialty technology products/services to customers worldwide Strong balance sheet to fund execution of quantum roadmap & expansion of commercial business $1.3B in cash & investments No debt Multiple value-creating milestones anticipated Advancement of quantum and photonics technology roadmap Growth of commercial backlog Operating cash flow generation QCi is focused on developing & commercializing a suite of products incorporating quantum & photonics technologies for broad market adoption *Source: McKinsey Quantum Technology Monitor 2026

Overview QCi has 300+ employees in 11 locations; customers worldwide NASDAQ: QUBT Market Cap: $1.9B* Shares Out: 226.3M ADTV: 8.1M *Market Data As of 10-01-26 © Quantum Computing Inc. | Investor Presentation 4

Quantum industry revenue estimates: Boston Consulting Group: $2.5B to $10B+ by 2030¹, Fortune Business Insights: $17.9B by 20342, McKinsey: $60B to $100B worldwide by 20353 Applications and Markets for Quantum Today 5 Computing • Advanced Electronics • Aerospace & Defense • AI/Machine Learning • Automotive • Chemicals • Electric Power • Financial, Insurance • Materials • Oil & Gas • Pharmaceuticals • Semiconductors • Transportation & Logistics • Telecom Sensing & Imaging • Aerospace & Defense • Advanced Electronics • Autonomous Systems • Automotive • Healthcare • Oil & Gas • Robotics • Semiconductors Communications • Aerospace & Defense • Autonomous Systems • Cybersecurity • Financial • Robotics • Transportation & Logistics • Telecom 2. www.fortunebusinessinsights.com/press-release/global-quantum-computing-market-10737 1. www.bcg.com/publications/2026/ceos-need-to-shape-where-quantum-creates-value © Quantum Computing Inc. | Investor Presentation 3. www.mckinsey.com/capabilities/mckinsey-technology/our-insights/mckinsey-quantum-technology-monitor-2026-a-commercial-tipping-point Taken From 3rd Party Industry Sources

QCi's Vision: Quantum Technology for Everyone, Everyday

How we will get there

Requirements

Room Temp. | Miniature | Low Power | Affordable | Robust | Manufacturable

Quantum Portfolio

Compute, Capture, Communicate


QCi

Quantum PICs, Integrated and Packaged


QCi

Components & Subsystems



Wafer-Scale Mfr. & Assembly



Key Enablers

- Quantum Optics Nanophotonics Expertise
- In-House Hardware Facility
- Advanced Packaging
- TFLN Foundry/ 3D integration
- Scalable Production (200mm & 300mm)

© Quantum Computing Inc. | Investor Presentation 6

Vertically-Integrated To Deliver Results Expertise, Technology & Assets To Achieve Our Quantum Roadmap & Generate Cash Flow 7 Bedford, MA (Optical Packaging) Assembly · Testing · Production Princeton, NJ Wilmington, MA (Detectors) Design · Assembly · Testing · Production Santa Barbara, CA Princeton, NJ (Lasers) Design · Assembly · Testing · Production Hoboken, NJ (Quantum Engineering) Hardware Design · R&D · Testing Park Ridge, IL (Quantum Networks) Design · Assembly · Testing Tempe, AZ (Chip Foundry) TFLN R&D Fab · PIC Mfg. Morrisville, NC (Advanced Pkg) R&D Assembly & Fab Odon, IN (Advanced Pkg) Mid-Volume Fab Batavia, IL (Advanced Pkg) Design Existing revenue streams & customer base • Growth opportunities • On-shore manufacturer Key capabilities in-house • Faster/cheaper/efficient development & manufacturing • At-scale production of miniaturized quantum PICs © Quantum Computing Inc. | Investor Presentation

Dedicated to a Future Where Quantum is Broadly Accessible 8 QCi's Nonlinear Optical Heterogenous Integrated Quantum Architecture Designed To Operate At Room Temperature Quantum PIC QCi is developing, miniaturizing, and scaling the manufacture of its Photonic Integrated Circuits (PICs) built on the optical crystal, thin-film lithium niobate (TFLN) One Platform, Four Product Lines The same Quantum PIC architecture underpins our quantum computing, photonic AI, sensing & imaging, and quantum-secure communications roadmap and future form factors for broad use of quantum technology Why it's the Future of Broad Quantum Use Operates at room temperature Manufacturable on modified CMOS-style processes leveraging existing foundry ecosystem Ideal to serve cost-sensitive, high-volume markets that cryogenic or exotic-material quantum architectures cannot © Quantum Computing Inc. | Investor Presentation

QCi's Unique Position is Driven By Foundational R&D

Proven track record — from single-photon nonlinearity theory to a dedicated TFLN photonics stack for quantum technology

2008–2011

Theoretical Foundations

Originated the quantum-Zeno-gate theory underpinning all-optical switching and universal Fredkin-gate logic with single photons.

2013–2017

Experimental Proof

Validated the theory on an optical table, then demonstrated quantum Zeno blockade on a photonic chip.

2019

Chip-Scale Breakthrough

A periodically-poled TFLN microring delivers 23× state-of-the-art on-chip nonlinearity — the core building block goes solid-state.

2020–2022

Bright Sources, Patented

Orders-of-magnitude brighter on-chip photon-pair sources; core IP patented and the first integrated chip was built.

2023–2024

Dedicated TFLN Fab

QCi utilizing its own thin-film lithium niobate foundry — moving from single lab chips to scalable, in-house manufacturing.

23X

State-of-the-art on-chip nonlinearity, achieved on a periodically-poled TFLN microring (2019)


20 µm

TFLN microring resonator



First small-scale integrated nonlinear photonic chip

Orders of magnitude

Brighter on-chip photon-pair generation rate, unlocking practical nonlinear photonic qubits

Patented Single Photon Non-Linearity Technology and 10+ peer-reviewed publications in Physical Review, Optics Letters, Scientific Reports & IEEE JSTQE.

© Quantum Computing Inc. | Investor Presentation
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Wafer-Scale TFLN Manufacturing & Proprietary 3D integration

Foundational material and packaging capabilities underpin our vertically-integrated manufacturing stack

Why TFLN?

- **Ideal for quantum operations:** non-linearity feature enables high-level manipulation of light with minimal noise
- **Extended bandwidth & efficiency:** higher data rates at a faction of power consumption
- **Silicon compatible:** enables manufacturability at scale; same equipment used for processing
- **Cutting-edge integration & packaging capabilities:** high-density CMOS integration, co-packaged optics, diverse PIC fabrication capabilities
- **Existing supply chain:** enables faster time to market

A novel material that we believe will become **"the silicon of the future."**

Proprietary 3D Integration (TFLN + Silicon Photonics)

1st U.S.-based TFLN foundry (Oct. 2025); Building out Fab 2

Vertical stacking of TFLN + silicon photonics layers in U.S.

Non-linear optical devices (PPLN waveguides/micro-rings) & circuits on chip

Linear devices (EOMs, switches, interferometers)

Passive devices (micro-ring filters, buffers, etc.)

Advanced-packaging enabled 3D integration

© Quantum Computing Inc. | Investor Presentation

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In-House Mfg. of Key Components that Enable Quantum PICs

QCi Designs, Manufactures, and Assembles Critical Technologies for Internal Use and for Sale to Customers

Light Sources

- High Powered Lasers
- Multi-Mode Pump Lasers
- Single-Mode Pump Lasers
- Tunable Lasers & DFBs



Passives

- Planar Lightwave Circuits
- Silicon Photonic PICs
- Silicon Nitrite PICs
- Multi-mode Interferometers



Actives

Electro-Optic Devices

- Electro-optic Modulators
- Amplifiers
- Ring Modulators
- Traveling Wave Amplifiers

Non-Linear Devices

- PPLN Waveguides
- PPLN Micro-rings
- Micro-ring Filters



Detectors

- Avalanche Photodiodes (APDs)
- Single-Photon Avalanche Diodes (SPADs)



Advanced Packaging/Welding, 2.5D Heterogeneous Integration & 3D Heterogeneous Integration


Bond
Interface
1.6 um
130nm
CMOS
250nm
InP
HBT

October 1, 2026

© Quantum Computing Inc. | Investor Presentation
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QCi Systems Serving Customers Today 12 Continue to incorporate TFLN into our advanced PIC architecture to deliver on the quantum roadmap High-Performance Computing Sensing & Imaging Foundry Services Secure Communications Quantum Optimization • Dirac Line Entanglement & QKD Sources Entropy/Quantum Random Numbers N0n-Linear Optical Components Custome Solutions for Defense & Aerospace - NMR Gyroscope - Vibrometer Photonic Reservoir/AI at the Edge • Emucore • NeuraWave Custom Wafer Fabrication for TFLN and 3D Heterogeneous Integration © Quantum Computing Inc. | Investor Presentation

Key Technical Milestones by Product Segment 13 Near- and mid-term technical milestones across QCi's four product lines, 2026–2029 Dirac-3 10,000-Variable Benchmarking — 2026 Publishing head-to-head results vs. leading classical solvers on large-scale optimization problems; validates commercial-grade performance of entropy quantum computing. All-Optical Quantum Optimization Machine — 2026–2027 Extends the Dirac platform from continuous to combinatorial optimization (logistics, scheduling, portfolio construction) using an all-optical architecture — no new hardware required. NeuraWave — 2026 Commercial launch of photonic AI acceleration, sold as a near-term revenue product. Chip-Integrated Quantum + Photonics Processing Unit — 2028–2029 Migrating the entropy-computing core onto the TFLN PIC platform for a room-temperature, chip- integrated processing unit. Compact Photonics Vibrometer — 2026 Packaging the quantum photonic vibrometer's sensing core into a compact, field-deployable module, extending today's interim sensing revenue ahead of full PIC integration. Intelligent Sensor — 2027 Adding signal processing and AI-based classification at the edge to the vibrometer platform for autonomous, real-time anomaly detection in the field. Multichannel Intelligent Sensing System — 2027 Scaling from single-channel to multichannel photonic sensing arrays for simultaneous, multi- point monitoring in infrastructure and perimeter- security applications. Photonic Spectroscope — 2027–2029 Expanding the remote-sensing and LiDAR product line for defense, industrial, and space applications. Quantum Secure QKD System — 2026 QCi's entanglement-based quantum key distribution (QKD) provides secure key exchange and authentication across fiber networks. QKD system+ Quantum Authentication — early 2027 Layering physical unclonable function (PUF) and zero-knowledge proof (ZKP) authentication onto the QKD system, enabling device-level identity verification without exposing shared keys. QKD+ Multi-Node Expansion — 2028 Scale from point-to-point QKD links to multi- node networks, delivering quantum-safe encryption over existing fiber infrastructure for government and enterprise customers. Quantum-Secured Communication Systems — 2028–2029 A complete QKD product line with built-in authentication, built on hybrid TFLN–SiPho photonic hardware, for securing both classical and quantum communications Wafer-Scale Process Development — 2026 Wafer-scale TFLN process development at Fab 1 — the manufacturing foundation for QCi's photonic building blocks, ahead of full systems. 110+ GHz Modulator — 2026–2027 A 110 GHz-bandwidth electro-optic modulator enabling phase-sensitive amplification for analog RF-over-fiber links, 5G/6G, and space communications. On-Chip Detector Integration & Packaging — 2027–2029 Integrating photodiodes and single-photon detectors on-chip, with advanced packaging — extending TFLN toward fully integrated systems. 3D Integration of TFLN + Silicon Photonics — 2027–2029 Combines TFLN and silicon photonics in a 3D- integrated stack, forming the platform for enterprise and government deployments. Interim products — Dirac-3, NeuraWave, Vibrometer, and QRNG — are commercially available today, generating revenue while long-term Quantum PIC development continues. Computing Communications TFLN PIC © Quantum Computing Inc. | Investor Presentation Sensing & Imaging

Our 10-Year Roadmap

2024–2026

Laying the Foundations and First Products

Establishing the core technology and manufacturing infrastructure required to bring quantum photonics into real-world environments, enabling room-temperature, chip-integrated, drop-in compatible quantum hardware.

- Completing & commissioning Fab 1 for TFLN photonic chips in Tempe AZ.
- Launching our first commercial TFLN based photonic components.
- Delivering initial hardware systems, including quantum optimization units, photonic-AI modules, random-number generators, and early quantum sensors.
- Introducing products across enterprise, financial, government, and research sectors.
- Expanding engineering and manufacturing capacity to support early commercialization.
- Completing the design and engineering for Fab 2 to support volume production.

2027–2029

Scaling Manufacturing & Product Lines

Scaling from early manufacturing to industrial-grade production while broadening our hardware offerings and enabling practical deployment across commercial, industrial, and consumer applications.

- Building & commissioning Fab 2 for volume photonic chip manufacturing
- Expanding our product portfolio to include: Advanced photonic-AI accelerators, Next-generation quantum sensors, Secure quantum communication systems, Room-temperature, chip-integrated quantum processing units
- Building global go-to-market infrastructure, including automated packaging, testing, supply-chain readiness, and customer deployment workflows.
- Expanding commercial relationships across high-performance compute, tele/datacom, defense, government, and space sectors.

2030–2032

Global Deployment & Volume Manufacturing

Evolving into a full-scale manufacturer, delivering quantum-enabled systems globally and supporting repeatable, volume deployment of our chip-integrated quantum hardware.

- Fab 2 reaches full commercial output.
- Supporting reliable, volume deployment of chip-integrated quantum hardware worldwide.
- Integrating quantum systems into high-performance compute, tele/datacom, and defense sectors.
- Enabling broad adoption of room-temperature quantum devices for consumer, enterprise, and government markets.

2033 and Beyond

Quantum for Everyone

Enabling a world where room-temperature, chip-integrated, drop-in compatible quantum hardware is part of daily life from homes and businesses to government, critical infrastructure, and industrial applications.

- Quantum hardware is widely available and embedded in everyday technology.
- Quantum-enabled high-performance computing, sensing, and secure communications becoming mainstream across global markets.
- Expanding global leadership in quantum photonics manufacturing and resilient supply chains.
- Delivering on our vision by making quantum technology practical, accessible, and transformative for all.

© Quantum Computing Inc. | Investor Presentation 14

QCi's Commercial Platform Today 15 Unique technology products & services, blue-chip customers, essential quantum components Specialty Technology Offering • Challenging design/assembly/manufacture • One-of-a-kind products/services • Production volume flexibility • Neutral technology partner • On-shore manufacturing Attractive Markets: Today/Tomorrow • High need/growth markets • Limited or no competition for certain products • Recurring revenue • Tight and expanding customer relationships • Many customers have quantum on their roadmaps Current Industries: • Aerospace & Defense • Semiconductor • Big Data • Financial Services/Consulting • Transportation & Logistics • Telecommunications • Cybersecurity Future Industries: • Supply Chain Logistics • Robotics • Energy Infrastructure • Healthcare • Pharmaceuticals • Science Discovery © Quantum Computing Inc. | Investor Presentation

Experienced Management Team 16 Yuping Huang, PhD Chairman & Chief Executive Officer 20 years of pioneering work in quantum physics; ~$30M in funded research Led major programs across DARPA, NSF, NASA, and DoD Prior to QCi, Dr. Huang founded QPhoton to commercialize practical quantum technologies for data, cybersecurity, sensing, and healthcare Christopher Roberts Chief Financial Officer & General Counsel Nearly 4 decades of experience across corporate finance, government contracting, and executive leadership in both public and private companies. CFO roles at organizations later acquired by Lockheed Martin, Kratos, and General Dynamics Milan Begliarbekov, PhD Chief Operating Officer More than 17 years of experience in nanofabrication and materials science, he previously served as a Research Assistant Professor and Director of the Nanofabrication Facility at CUNY, overseeing one of the region's premier research fabrication centers Robert Patti Chief Manufacturing Officer Founder and CEO of high-tech companies for >40 years. Led development and delivery of cutting- edge 3D and 2.5D integration for high energy physics, medicine, automotive, military, HPC, and other fields. Received the 2009 SEMI Award for North America for pioneering work in 3D IC integration Susan Hunt Chief Revenue Officer >30 years of experience driving revenue growth and commercializing disruptive technologies Held executive leadership positions at Orbital Insight, Nuance Communications, LivePerson, Salesforce and Sprint PCS Built and led high- performing global sales organizations, negotiated more than $2 billion in enterprise agreements Yong Meng Sua, PhD Chief Technology Officer Quantum physicist with expertise in quantum information processing, integrated photonics, and remote sensing Previously served as Chief Scientific Officer at Qphoton Authored 90+ peer- reviewed publications and co-authored 8 patents, 3 of which are licensed for commercialization Pouya Dianat, PhD Chief Product Officer >18 years of experience in the photonics industry, including more than a decade in commercializing photonic technologies Previously led photonic integrated circuit and foundry services at OPTICA. Held technical and commercial leadership roles at Nanograss Solar, Princeton Infrared Technologies, and Optogration/Luminar © Quantum Computing Inc. | Investor Presentation

M&A Execution & Strategy 17 Focused on quantum roadmap acceleration and value creation Update 3 acquisitions completed in 2026 Total cost $195M in cash (incl. transaction expenses) + $7.5M in QUBT shares in aggregate Up to $72M in earn-outs if certain targets achieved (incl. if NHanced sales reach $250M in 2027 & $390M in 2028) Integrations well-underway; Interdivisional synergies being realized, supporting tech roadmap Focusing on driving commercial business growth and customer development Strategy Opportunistic and disciplined: prioritizing strategic fit, growth potential, and valuation rigor Complementary businesses with technologies, assets human capital to advance our tech roadmap Businesses with current products, services & customers that can benefit from quantum technologies, capital deployment and infrastructure support Larger acquisitions $100-$200M (established businesses, customers, infrastructure) Smaller "tuck-in" acquisitions <$50M (niche technologies) © Quantum Computing Inc. | Investor Presentation

Balance Sheet Highlights • Cash & Investments: $1.3B • Debt: $0 • Total Shareholders' Equity: $1.6B Financial Summary (Six Months Ended June 30, 2026) 18 Strong balance sheet to drive technology advancement & operational performance CAPEX • H1 2026: $4.5M • Estimated Fab 2 & Other: $70M-$90M H1 2026 Operating Highlights • Revenue: $9.2M • OPEX: $41.7M • Net Loss: $15.8M • Reported Backlog: $42.5M © Quantum Computing Inc. | Investor Presentation

Corporate Priorities & Anticipated Milestones

Next 12 Months

- **Announce upgraded Dirac 3 capabilities:** Publish head-to-head 10,000 variable benchmarking results validating performance of our entropy quantum computer followed by delivery of upgraded systems to customers
- **Grow Backlog ($42.5M as of June 30, 2026):** Revenue from advanced packaging, high-performance photonics components, specialty design services, and QCi's compute, sensing & imaging, and secure communications systems
- **Full commercial launch of NeuraWave:** AI acceleration photonic reservoir computing with Planck Dynamics
- **Increase customer deliveries of Quantum Secure QKD System:** QCi's entanglement-based key distribution source for quantum communications
- **Upgrade Vibrometer packaging:** Complete compact, field-deployable module of our quantum photonic sensing system
- **Expand Fab 2 facility:** Significantly increase manufacturing capacity, while reducing unit chip costs
- **Complete wafer-scale TFLN process development:** Manufacturing foundation for QCi's photonic building blocks

2028 and Beyond

- Continue incorporating TFLN into QCi's advanced PIC architectures to deliver on the quantum roadmap
- Scale volume manufacturing, supply chain and logistics
- Unveil novel single-photon detection and ultra-high optical non-linear device for gate-based quantum computing

© Quantum Computing Inc. | Investor Presentation 19

© 2018-2024 Quantum Computing Inc. Thank you quantumcomputinginc.com NASDAQ: QUBT sales@quantumcomputinginc.com © Quantum Computing Inc. | Investor Presentation